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                                                                  Exhibit j(1)


            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM



The Board of Trustees
ING Variable Products Trust:

We consent to the use of our reports dated February 16, 2004 incorporated herein by reference and to the references to our firm under the headings Financial Highlights in the Prospectus and "Independent Auditors" in the Statement of Additional Information.

                                 /s/ KPMG LLP

Boston, Massachusetts
June 15, 2004